July 12, 2022

ABSOLUTE CORE STRATEGY ETF (the “Fund”)

Supplement to the Prospectus and Statement of Additional Information

dated July 29, 2021

This supplement serves as advance notice that the Fund intends to change its name to Absolute Select Value ETF effective July 29, 2022. The Fund’s investment objective and investment strategies will not be changed. The Prospectus and Statement of Additional Information dated July 29, 2021 are not modified. The Fund will deliver a new Prospectus and Statement of Additional Information with an effective date of July 29, 2022 reflecting the name change, updating the Fund’s financial information, and making other non-material changes.

You should read this supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, each dated July 29, 2021, and retain it for future reference.